                                  EXHIBIT 10.37

                                 AMENDMENT NO. 2



         This Amendment No. 2 dated as of October 29, 1998 ("Agreement") is among Denali Incorporated, a Delaware corporation, Fluid Containment, Inc., a Delaware corporation, Ershigs, Inc., a Washington corporation, Ershigs Biloxi, Inc., a Mississippi corporation, and SEFCO, Inc., an Oklahoma corporation (collectively, "Borrowers"), the banks party to the Credit Agreement described below ("Banks"), and NationsBank, N.A. (successor by merger to NationsBank of Texas, N.A.), as agent for the Banks ("Agent").

                                  INTRODUCTION

         A. The Borrowers, the Agent, and the Banks are parties to the Amended and Restated Credit Agreement dated as of March 23, 1998, as amended by Amendment No. 1 and Consent dated as of June 5, 1998 (as so amended, the "Credit Agreement").

         B. The Borrowers have requested that the Banks agree to increase the Revolving Commitments under the Credit Agreement and to make certain other amendments to the Credit Agreement.

         THEREFORE, the Borrowers, the Agent, and the Banks hereby agree as follows:

         Section 1. Definitions. Unless otherwise defined in this Agreement, terms used in this Agreement which are defined in the Credit Agreement shall have the meanings assigned to such terms in the Credit Agreement.

         Section 2. Amendments.

         (a) Section 5.22 of the Credit Agreement is hereby deleted in its entirety.

         (b) Section 5.3 is amended by adding the following sentence at the end of such Section:

                  Prior to the occurrence of an Event of Default, the Banks shall be responsible for any costs and expenses of any such audit, except that during the period from January 1, 1999 through December 31, 2000, the Agent or any of its agents or representatives thereof may conduct one field audit of the Credit Parties' accounting procedures with respect to the Credit Parties' Receivables and Inventory at the Company's cost and expense.

         Section 3. Increase in Revolving Commitments. The Borrowers, the Agent, and the Banks hereby agree that the Revolving Commitments of the Banks under the Credit Agreement shall be modified to reflect the Revolving Commitments for the Banks set forth on the attached Schedule 1 and upon the effectiveness of this Agreement pursuant to Section 5 below, each such Bank's Revolving Commitment shall be the Revolving Commitment set forth on the attached Schedule 1 and replace for all purposes the amount provided below each such Bank's name on the signature pages of the Credit Agreement.

         Section 4. Representations and Warranties. The Borrowers represent and warrant to the Agent and the Banks that, after giving effect hereto:

         (a) the representations and warranties of the Borrowers set forth in the Credit Agreement and in the other Loan Documents are true and correct in all material respects as of the date of this Agreement, except those that by their terms relate only to a specific date;

         (b) (i) the execution, delivery, and performance of this Agreement are within the corporate power and authority of the Borrowers and have been duly authorized by appropriate proceedings, and (ii) this Agreement constitutes a legal, valid, and binding obligation of the Borrowers enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; and

         (c) as of the effectiveness of this Agreement, no Default or Event of Default has occurred and is continuing.

         Section 5. Effectiveness. This Agreement shall become effective and the Credit Agreement shall be amended as provided in this Agreement upon the occurrence of the following conditions precedent:

         (a) the Borrowers and the Banks shall have delivered duly and validly executed originals of this Agreement to the Agent;

         (b) the representations and warranties in this Agreement shall be true and correct in all material respects;

         (c) the following documents shall have been executed and delivered to the Agent:

                  (i) Replacement Revolving Notes to each of the Banks whose Revolving Commitment has increased under the terms of this Agreement in the maximum principal amount of such Bank's Revolving Commitment after such increase; and

                  (ii) A Guarantors' reaffirmation in form satisfactory to the Agent; and

         (d) the Borrowers shall have paid all reasonable expenses payable to the Agent and the Banks under the Loan Documents, including all reasonable attorneys' fees which have been invoiced, and any fees agreed on between the Company and the Agent in connection with this Agreement.

         Section 6. Effect on Loan Documents.

         (a) Except as amended herein, the Credit Agreement and the Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Agent's or Banks' rights under the Loan Documents, as amended, including the waiver of any Default or Event of Default, however denominated.

         (b) This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Agreement may be a Default or Event of Default under other Loan Documents.

         Section 7. Choice of Law. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas.

         Section 8. Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be an original.

         PURSUANT TO SECTION 26.02 OF THE TEXAS BUSINESS AND COMMERCE CODE, A LOAN AGREEMENT IN WHICH THE AMOUNT INVOLVED IN THE LOAN AGREEMENT EXCEEDS $50,000 IN VALUE IS NOT ENFORCEABLE UNLESS THE LOAN AGREEMENT IS IN WRITING AND SIGNED BY THE PARTY TO BE BOUND OR THAT PARTY'S AUTHORIZED REPRESENTATIVE. THE RIGHTS AND OBLIGATIONS OF THE PARTIES TO AN AGREEMENT SUBJECT TO THE PRECEDING PARAGRAPH SHALL BE DETERMINED SOLELY FROM THE WRITTEN LOAN AGREEMENT, AND ANY PRIOR ORAL AGREEMENTS BETWEEN THE PARTIES ARE SUPERSEDED BY AND MERGED INTO THE LOAN AGREEMENT. THIS WRITTEN AGREEMENT AND THE LOAN DOCUMENTS, AS DEFINED IN THE CREDIT AGREEMENT, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

         EXECUTED to be effective as of the date first above written.

                                    BORROWERS:

                                    DENALI INCORPORATED

                                    By:   /S/ R. Kevin Andrews
                                          --------------------------
                                          R. Kevin Andrews
                                          Treasurer

                                    ERSHIGS BILOXI, INC.

                                    By:   /S/ R. Kevin Andrews
                                          --------------------------
                                          R. Kevin Andrews
                                          Treasurer

                                    FLUID CONTAINMENT, INC.

                                    By:   /S/ Cathy L. Smith
                                          --------------------------
                                          Cathy L. Smith
                                          Secretary

                                    ERSHIGS, INC.

                                    By:   /S/ R. Kevin Andrews
                                          --------------------------
                                          R. Kevin Andrews
                                          Treasurer

                                    SEFCO, INC.

                                    By:   /S/ R. Kevin Andrews
                                          --------------------------
                                          R. Kevin Andrews
                                          Treasurer

                                   AGENT AND BANK:

                                   NATIONSBANK, N.A., as Agent and Bank

                                   By:   /S/ Mark W. Montgomery
                                          --------------------------
                                         Mark W. Montgomery
                                         Vice President

                                   Schedule 1

                              Revolving Commitments


              Bank                                Revolving Commitment
              ----                                --------------------
         NationsBank, N.A.                            $26,000,000